SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): May 21, 2003


                                SPECTRASITE, INC.
                            -------------------------
             (Exact name of Registrant as specified in its charter)


                                    DELAWARE
         --------------------------------------------------------------
         (State or other jurisdiction of incorporation or organization)


            0-27217                                 56-2027322
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      (Commission File Number)         (I.R.S. Employer Identification Number)

                               400 REGENCY FOREST DRIVE
                 CARY, NORTH CAROLINA                    27511
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               (Address of principal executive offices) (Zip Code)


                                  (919) 468-0112
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              (Registrant's telephone number, including area code)



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ITEM 5.  OTHER EVENTS.

         On May 21, 2003, SpectraSite, Inc. announced that it completed the sale of $200 million of senior notes in a private offering. The press release is attached to this report as Exhibit 99.1 and is incorporated hereby by reference.

         On May 21, 2003, SpectraSite, Inc. announced that effective May 14, 2003, SpectraSite Communications, Inc. ("Communications"), a wholly owned subsidiary of SpectraSite, Inc., amended its credit facility. Among other things, the amendment reduced Communications' unused $300 million commitment under its revolving credit facility by $100 million to $200 million; loosened Communications' total leverage covenant in certain periods beginning January 1, 2004; and provided for certain documentation changes. The amendment and the press release are attached to this report as Exhibits 10.1 and 99.2, respectively, and are incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      Financial statements of businesses acquired.

         None.

         (b)      Pro forma financial information.

         None.

         (c)      Exhibits.

         10.1 Amendment No. 3 to the Credit Agreement, dated May 15, 2003, by and among SpectraSite Communications, Inc., as Borrower; SpectraSite, Inc., as a Guarantor; CIBC World Markets Corp. and Credit Suisse First Boston, as Joint Lead Arrangers and Bookrunners; CIBC World Markets Corp., Credit Suisse First Boston, Bank of Montreal, Chicago Branch and TD Securities
                  (USA) Inc., as Arrangers; Credit Suisse First Boston, as Syndication Agent; Bank of Montreal, Chicago Branch and TD Securities (USA) Inc., as Co-Documentation Agents; Canadian Imperial Bank of Commerce, as Administrative Agent and Collateral Agent; and the other credit parties party thereto.

         99.1     Press release dated May 21, 2003.

         99.2     Press release dated May 21, 2003.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           SPECTRASITE, INC.


Dated:  May 22, 2003                       By: /s/ David P. Tomick
                                              ----------------------------------
                                              David P. Tomick
                                              Executive Vice President and
                                              Chief Financial Officer


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EXHIBIT INDEX
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         10.1     Amendment No. 3 to the Credit Agreement, dated May 15, 2003, by and among SpectraSite Communications, Inc., as Borrower; SpectraSite, Inc., as a Guarantor; CIBC World Markets Corp. and Credit Suisse First Boston, as Joint Lead Arrangers and Bookrunners; CIBC World Markets Corp., Credit Suisse First Boston, Bank of Montreal, Chicago Branch and TD Securities
                  (USA) Inc., as Arrangers; Credit Suisse First Boston, as Syndication Agent; Bank of Montreal, Chicago Branch and TD Securities (USA) Inc., as Co-Documentation Agents; Canadian Imperial Bank of Commerce, as Administrative Agent and Collateral Agent; and the other credit parties party thereto.

         99.1     Press release dated May 21, 2003.

         99.2     Press release dated May 21, 2003.